SUBSEQUENT EVENT	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENT

(15) SUBSEQUENT EVENT

On July 15, 2018, the company and GulfMark Offshore, Inc. (“GulfMark”) entered into a definitive merger agreement to combine the two companies. Under the terms of the agreement, GulfMark stockholders will receive 1.1 shares of company common stock for each share of GulfMark common stock. Each GulfMark noteholder warrant will be automatically converted into the right to receive 1.1 company shares, subject to Jones Act restrictions on maximum ownership of shares by non-U.S. citizens. The company will assume GulfMark’s obligations under existing GulfMark equity warrants. Upon completion of the proposed merger, the company’s and GulfMark’s stockholders will own approximately 74 percent and 26 percent, respectively, of the combined company.

The proposed merger is expected to close in the fourth quarter of 2018, subject to regulatory and other customary closing conditions, including approval from the stockholders of the company and GulfMark. If the merger agreement is terminated under certain circumstances, the company may be obligated to pay GulfMark a termination fee of $35.0 million, and GulfMark may be obligated to pay the company a termination fee of $13.0 million.

On August 6, 2018, GulfMark issued a press release confirming receipt of a non-binding, unsolicited proposal from HGIM Corp. (“Harvey Gulf”) to combine the companies through a merger in which GulfMark would acquire Harvey Gulf, with the combined company remaining publicly listed and GulfMark stockholders owning 41.2% of the combined company. According to GulfMark, its Board of Directors, with the assistance of outside financial and legal advisors, will review the Harvey Gulf unsolicited proposal. In that same press release, the GulfMark Board of Directors confirmed its belief that, at the time of the release, the Tidewater merger is in the best interests of GulfMark’s stockholders and continues to recommend that GulfMark stockholders adopt the merger agreement at the special meeting of GulfMark stockholders to be scheduled for this fall.

(21) SUBSEQUENT EVENTS

Angolan Kwanza Devaluation

In January and February 2018, the exchange rate of the Angolan kwanza versus the U.S. dollar devalued from a ratio of approximately 168 to 1 to a ratio of approximately 213 to 1, or approximately 27%. Depending on Angolan kwanza denominated balance sheet account balances at December 31, 2017, Sonatide could recognize a further exchange loss estimated to be approximately $28 million. The company would recognize 49% of the total foreign exchange loss recorded by Sonatide, or approximately $14 million through equity in net earnings (losses) of unconsolidated companies.

New Secured Notes Tender Offer

On February 2, 2018, the company commenced an offer to purchase (the “Offer”) up to $24,700,276 aggregate principal amount (the “Offer Amount”) of its outstanding 8.00% senior secured notes due 2022 (the “Notes”) for cash. The Offer expired at 5:00 p.m., New York City time on March 6, 2018.

The Offer was made pursuant to Section 4.04 of that certain indenture dated as of July 31, 2017, among the company, each of the guarantors party thereto, and Wilmington Trust, National Association, as Trustee and Collateral Agent (the “Indenture”) governing the Notes, which requires the company to make cash offers to the registered or beneficial holders (the “Holders” and each, a “Holder”) of the Notes within 60 days of the date that the net proceeds realized by the company from Asset Sales (as defined in the Indenture) exceed $10 million (the “Asset Sale Threshold”).

The Notes were issued on July 31, 2017. Since the issuance of the Notes, the company conducted certain Asset Sales. On December 19, 2017, the aggregate net proceeds realized from such Asset Sales exceeded the Asset Sale Threshold, which triggered the obligation under the Indenture for the company to commence the Offer.

On March 7, 2018, we purchased $46,023 aggregate principal amount of the Notes that were validly tendered and not withdrawn in accordance with the terms and conditions of the Offer. Holders who timely and validly tendered their Notes received consideration of $1.00 per $1.00 principal amount of Notes, plus accrued and unpaid interest on those Notes to, but excluding the settlement date, in accordance with the terms of the Offer.

The aggregate principal amount of tendered and accepted Notes was less than the Offer Amount. Cash in an amount equal to the difference between the Offer Amount and the principal amount of the Notes accepted for tender (or $24.7 million), is now available for use by the company in any manner not prohibited by the Indenture.

If, after the date of the last offer to purchase Notes from Holders, excess proceeds from Asset Sales by the company once again exceed the Asset Sale Threshold, the company will be required to conduct an offer to purchase Notes from the Holders within 60 days of the date the Asset Sale Threshold was exceeded; however, the company is not required to conduct an offer to purchase Notes from Holders earlier than six months after the last offer to purchase.